UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2017

INVESTORS REAL ESTATE TRUST

(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, ND 58702-1988

(Address of principal executive offices) (Zip code)

(701) 837-4738

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On December 29, 2017, Investors Real Estate Trust and its affiliates, including its operating partnership, IRET Properties, a North Dakota Limited Partnership (collectively, “IRET”), completed the sale of 25 medical office buildings (each, a “Property” and collectively, the “Properties”) to Harrison Street Real Estate LLC, a Delaware limited liability company (the “Purchaser”), for an aggregate sale price of $367.7 million. The Properties were sold pursuant to the terms set forth in that certain Purchase and Sale Agreement (the “Agreement”), dated as of November 30, 2017, as amended by that certain First Amendment dated as of December 22, 2017, by and between IRET and the Purchaser.

Prior to closing, the parties amended the Agreement to remove one Property, add closing conditions to three Properties, and adjust the purchase price on Properties closed upon, including placing funds into a holdback escrow account to address post-closing matters at certain Properties.  If the additional closing conditions are not satisfied with respect to the three Properties not yet closed upon, Purchaser may terminate the Agreement with respect to any such Property.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, as amended, a copy of which will be attached as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending January 31, 2018.

Item 7.01.                                        Regulation FD Disclosure.

On January 2, 2018, IRET issued a press release announcing the closing of the sale of the Properties included in the Agreement, as described above. The press release announcing these transactions is attached hereto as Exhibit 99.1.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly provided by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements relate to the closing of the sale of certain Properties described above.  Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information.

These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements to be materially different from projected results. Such risks and uncertainties those risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended April 30, 2017, and in subsequent quarterly reports on Form 10-Q.  The Company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit
Number	Description
99.1	Press Release dated January 2, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

Date: January 2, 2018	By:	/s/ Mark O. Decker, Jr.
Mark O. Decker, Jr.
President & Chief Executive Officer